                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)



      1.    STRAND ADVISORS, INC.

                ITEM                                                    INFORMATION

Name:                                  Strand Advisors, Inc.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Motient Corporation
Trading Symbol:

Date of Earliest Transaction           May 30, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 30, 2007

      2.    Highland Capital Management, L.P.

                ITEM                                                    INFORMATION

Name:                                  Highland Capital Management, L.P.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      James D. Dondero

Issuer Name and Ticker or              Motient Corporation
Trading Symbol:

Date of Earliest Transaction           May 30, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Date:    May 30, 2007